UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 17, 2005

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1304 Summit Ave., Ste 2

Plano, TX  75074

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 17, 2005, Tidelands Geophysical Co., Inc. (“Tidelands”), a wholly-owned subsidiary of TGC Industries, Inc., entered into a Sale Agreement (the “Agreement”) with Texas Seismic Rentals, Ltd., for the purchase of a new ARAM ARIES seismic recording system.  The Agreement provides that Tidelands will pay $4,088,126 for an ARAM ARIES seismic recording system, related equipment and training.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: November 10, 2005	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO

(Signing on behalf of the Registrant and as Principal Executive Officer)